SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24821 (Commission File Number)	77-0430924 (I.R.S. Employer Identification No.)

2145 Hamilton Avenue
San Jose, CA 95125
(Address of principal executive offices)

(408) 376-7400
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

     99.1. Press release dated July 21, 2004 containing financial information for eBay Inc. for the quarter ended June 30, 2004 and forward-looking statements relating to eBay’s performance during 2004.

Item 12. Results of Operations and Financial Condition.

     On July 21, 2004, eBay Inc. announced its financial results for the quarter ended June 30, 2004. A copy of eBay’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement our consolidated financial statements presented in accordance with GAAP, eBay uses non-GAAP measures of gross profit, operating income, net income, earnings per share, cash flows and its effective tax rate, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance the investors’ overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of our core operating results. In addition, because we have historically reported certain non-GAAP results to investors, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results. Consistent with our historical practice, the non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

     The attached press release also contains forward-looking statements relating to eBay’s performance during 2004. A more thorough discussion of certain factors which may affect eBay’s operating results is included under the captions “Risk Factors That May Affect Results of Operations and Financial Condition” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in eBay’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2004. Additional information will be included under those captions in eBay’s Quarterly Report on Form 10-Q for the second quarter of 2004, which will be filed with the SEC in the third quarter of 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004	eBay Inc.

	By:	/s/ Michael R. Jacobson
Michael R. Jacobson
Senior Vice President, Legal Affairs,
General Counsel and Secretary

eBay Inc.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated July 21, 2004 containing financial information for eBay Inc. for the quarter ended June 30, 2004 and forward-looking statements relating to eBay’s performance during 2004.